Supplement to the
Fidelity Advisor Freedom Funds®
Class A, Class T, Class B, and Class C
May 29, 2005
Prospectus

Strategic Advisers may modify the target asset allocation strategy for any Advisor Freedom Fund and modify the selection of underlying Fidelity funds for any Advisor Freedom Fund from time to time. Fidelity Strategic Real Return Fund has been added to the selection of underlying fixed-income Fidelity funds in which an Advisor Freedom Fund may invest. In addition, the target date for combining Advisor Freedom Income and the Advisor Freedom Funds with target retirement dates has been delayed. Going forward, when the target asset allocation of an Advisor Freedom Fund with a target retirement date matches Advisor Freedom Income's target asset allocation (approximately ten to 15 years after the fund's retirement date), it is expected that the fund will be combined with Advisor Freedom Income and the fund's shareholders will become shareholders of Advisor Freedom Income.

Effective on or about February 24, 2006, certain pricing changes for Class A and Class T will take effect.

The following information will replace similar information found under the heading "Fee Table" in the "Fund Summary" section beginning on page 24.

Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)A	5.75%B	3.50%C	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)D, E	1.00%F	0.25%G	5.00%H	1.00%I
Sales charge (load) on reinvested distributions	None	None	None	None

A The actual sales charge may be higher due to rounding.

B Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

C Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

D The actual contingent deferred sales charge may be higher due to rounding.

E A contingent deferred sales charge may be charged when you sell your shares or if your shares are redeemed because your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

F Class A purchases of $1 million or more may be subject, upon redemption, to a contingent deferred sales charge that declines over 2 years from 1.00% to 0%.

G Class T purchases of $1 million or more may be subject, upon redemption, to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase.

H Declines over 6 years from 5.00% to 0%.

I On Class C shares redeemed less than one year after purchase.

AFF-06-01 February 28, 2006
1.790697.108

The following disclosure supplements the similar disclosure found in the "Investment Details" section under the heading "Investment-Grade Fixed-Income Funds" beginning on page 39.

Strategic Real Return Fund seeks real return consistent with reasonable investment risk.

FMR defines real return as total return reduced by the expected impact of inflation. In seeking real return, FMR expects to allocate the fund's assets among four general investment categories: inflation-protected debt securities, floating rate loans, commodity-linked notes and related investments, and REITs and other real estate related investments.

The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 30% inflation-protected debt securities, 25% floating rate loans, 25% commodity-linked notes and related investments, and 20% REITs and other real estate related investments. FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. By allocating investments across different types of securities, FMR attempts to moderate the significant risks of each category through diversification.

The floating rate loan category includes floating rate loans, many of which are lower quality, and other floating rate securities such as money market securities, repurchase agreements, and shares of money market and short-term bond funds. The inflation-protected debt category includes U.S. dollar-denominated inflation-protected debt securities such as those issued by the U.S. Treasury, inflation-protected debt securities issued by other U.S. Government agencies and instrumentalities and other entities such as corporations and foreign governments, mortgage and other debt securities, swaps, and futures. The commodity-linked notes and related investments category includes notes and other commodity-linked investments that seek to track all or part of the performance of an index chosen by FMR to represent the commodities market, as well as short-term investment-grade debt securities, and may also include swaps and futures. As of the fund's inception, FMR was using the Dow Jones AIG Commodity Index to represent the commodities market. The REIT and other real estate related investments category includes common and preferred stocks of REITs that either own properties or make construction or mortgage loans, mortgage securities, and other debt and equity securities of real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, with an emphasis on lower quality debt securities.

In buying and selling debt securities for the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value. In selecting foreign securities, FMR's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. FMR may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. In buying and selling equity securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in debt securities by investing in other funds. FMR may invest in funds managed by an affiliate of FMR that do not pay a management fee and are offered to other Fidelity funds. The investment results of the portions of the fund's assets invested in these other funds will be based upon the investment results of those funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following disclosure supplements the similar disclosure found in the "Investment Details" section under the heading "Principal Investment Risks" beginning on page 43.

Floating Rate Loan Trading. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Commodity-linked instruments may react differently from other types of debt securities because the payment at maturity is based on the movement of all or part of the commodities index.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

Commodity-Linked Investing. The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying instruments or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.

The following information supplements that found in the "Buying and Selling Shares" section beginning on page 47.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

The following information will replace similar information found in the "Fund Distribution" section beginning on page 64.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	5.75%	6.10%	5.00%
$50,000 to $99,999	4.50%	4.71%	3.75%
$100,000 to $249,999	3.50%	3.63%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $3,999,999	None	None	1.00%
$4,000,000 to $24,999,999	None	None	0.50%
$25,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investments in Class A shares of $1 million or more may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales ChargeA
Less than 1 year	1.00%
1 year to less than 2 years	0.50%
2 years or more	0.00%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge
	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Up to $49,999	3.50%	3.63%	3.00%
$50,000 to $99,999	3.00%	3.09%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales ChargeA
Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsB	0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of seven years, Class B shares will convert automatically to Class A shares of the same fund.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

The Class A or Class T CDSC will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs other than Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian;

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, SARSEPs, and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans);

4. Purchased by the Fidelity Investments Charitable Gift Fund; or

5. On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined. (To determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase.)

You may be required to submit a waiver form with these transactions.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts or the Fidelity Investments Charitable Gift Fund, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund.

To qualify to receive a finder's fee, an investment professional must notify Fidelity in advance, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

Supplement to the
Fidelity Advisor Freedom FundsSM
Institutional Class
May 29, 2005
Prospectus

Strategic Advisers may modify the target asset allocation strategy for any Advisor Freedom Fund and modify the selection of underlying Fidelity funds for any Advisor Freedom Fund from time to time. Fidelity Strategic Real Return Fund has been added to the selection of underlying fixed-income Fidelity funds in which an Advisor Freedom Fund may invest. In addition, the target date for combining Advisor Freedom Income and the Advisor Freedom Funds with target retirement dates has been delayed. Going forward, when the target asset allocation of an Advisor Freedom Fund with a target retirement date matches Advisor Freedom Income's target asset allocation (approximately ten to 15 years after the fund's retirement date), it is expected that the fund will be combined with Advisor Freedom Income and the fund's shareholders will become shareholders of Advisor Freedom Income.

The following disclosure supplements the similar disclosure found in the "Investment Details" section under the heading "Investment-Grade Fixed-Income Funds" beginning on page 36.

Strategic Real Return Fund seeks real return consistent with reasonable investment risk.

FMR defines real return as total return reduced by the expected impact of inflation. In seeking real return, FMR expects to allocate the fund's assets among four general investment categories: inflation-protected debt securities, floating rate loans, commodity-linked notes and related investments, and REITs and other real estate related investments.

The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 30% inflation-protected debt securities, 25% floating rate loans, 25% commodity-linked notes and related investments, and 20% REITs and other real estate related investments. FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. By allocating investments across different types of securities, FMR attempts to moderate the significant risks of each category through diversification.

AFFI-06-01 February 28, 2006
1.790698.105

The floating rate loan category includes floating rate loans, many of which are lower quality, and other floating rate securities such as money market securities, repurchase agreements, and shares of money market and short-term bond funds. The inflation-protected debt category includes U.S. dollar-denominated inflation-protected debt securities such as those issued by the U.S. Treasury, inflation-protected debt securities issued by other U.S. Government agencies and instrumentalities and other entities such as corporations and foreign governments, mortgage and other debt securities, swaps, and futures. The commodity-linked notes and related investments category includes notes and other commodity-linked investments that seek to track all or part of the performance of an index chosen by FMR to represent the commodities market, as well as short-term investment-grade debt securities, and may also include swaps and futures. As of the fund's inception, FMR was using the Dow Jones AIG Commodity Index to represent the commodities market. The REIT and other real estate related investments category includes common and preferred stocks of REITs that either own properties or make construction or mortgage loans, mortgage securities, and other debt and equity securities of real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, with an emphasis on lower quality debt securities.

In buying and selling debt securities for the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value. In selecting foreign securities, FMR's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. FMR may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. In buying and selling equity securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in debt securities by investing in other funds. FMR may invest in funds managed by an affiliate of FMR that do not pay a management fee and are offered to other Fidelity funds. The investment results of the portions of the fund's assets invested in these other funds will be based upon the investment results of those funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following disclosure supplements the similar disclosure found in the "Investment Details" section under the heading "Principal Investment Risks" beginning on page 39.

Floating Rate Loan Trading. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Commodity-linked instruments may react differently from other types of debt securities because the payment at maturity is based on the movement of all or part of the commodities index.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

Commodity-Linked Investing. The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying instruments or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Supplement to the
Fidelity Freedom Funds®
May 29, 2005
Prospectus

Strategic Advisers may modify the target asset allocation strategy for any Freedom Fund and modify the selection of underlying Fidelity funds for any Freedom Fund from time to time. Fidelity Strategic Real Return Fund has been added to the selection of underlying fixed-income Fidelity funds in which a Freedom Fund may invest. In addition, the target date for combining Freedom Income and the Freedom Funds with target retirement dates has been delayed. Going forward, when the target asset allocation of a Freedom Fund with a target retirement date matches Freedom Income's target asset allocation (approximately ten to 15 years after the fund's retirement date), it is expected that the fund will be combined with Freedom Income and the fund's shareholders will become shareholders of Freedom Income.

The following disclosure supplements the similar disclosure found in the "Investment Details" section under the heading "Investment-Grade Fixed-Income Funds" on page 49.

Strategic Real Return Fund seeks real return consistent with reasonable investment risk.

FMR defines real return as total return reduced by the expected impact of inflation. In seeking real return, FMR expects to allocate the fund's assets among four general investment categories: inflation-protected debt securities, floating rate loans, commodity-linked notes and related investments, and REITs and other real estate related investments.

The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 30% inflation-protected debt securities, 25% floating rate loans, 25% commodity-linked notes and related investments, and 20% REITs and other real estate related investments. FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. By allocating investments across different types of securities, FMR attempts to moderate the significant risks of each category through diversification.

The floating rate loan category includes floating rate loans, many of which are lower quality, and other floating rate securities such as money market securities, repurchase agreements, and shares of money market and short-term bond funds. The inflation-protected debt category includes U.S. dollar-denominated inflation-protected debt securities such as those issued by the U.S. Treasury, inflation-protected debt securities issued by other U.S. Government agencies and instrumentalities and other entities such as corporations and foreign governments, mortgage and other debt securities, swaps, and futures. The commodity-linked notes and related investments category includes notes and other commodity-linked investments that seek to track all or part of the performance of an index chosen by FMR to represent the commodities market, as well as short-term investment-grade debt securities, and may also include swaps and futures. As of the fund's inception, FMR was using the Dow Jones AIG Commodity Index to represent the commodities market. The REIT and other real estate related investments category includes common and preferred stocks of REITs that either own properties or make construction or mortgage loans, mortgage securities, and other debt and equity securities of real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, with an emphasis on lower quality debt securities.

FF-06-01 February 28, 2006
1.708110.135

In buying and selling debt securities for the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value. In selecting foreign securities, FMR's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. FMR may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. In buying and selling equity securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in debt securities by investing in other funds. FMR may invest in funds managed by an affiliate of FMR that do not pay a management fee and are offered to other Fidelity funds. The investment results of the portions of the fund's assets invested in these other funds will be based upon the investment results of those funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following disclosure supplements the similar disclosure found in the "Investment Details" section under the heading "Principal Investment Risks" beginning on page 53.

Floating Rate Loan Trading. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Commodity-linked instruments may react differently from other types of debt securities because the payment at maturity is based on the movement of all or part of the commodities index.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

Commodity-Linked Investing. The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying instruments or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.

The following information supplements the information found in the "Buying and Selling Shares" section beginning on page 59.

  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

The following information supplements the information found in the "Dividends and Capital Gain Distributions" section beginning on page 67.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Supplement to the
Fidelity Freedom Funds®
May 29, 2005
Prospectus

Strategic Advisers may modify the target asset allocation strategy for any Freedom Fund and modify the selection of underlying Fidelity funds for any Freedom Fund from time to time. Fidelity Strategic Real Return Fund has been added to the selection of underlying fixed-income Fidelity funds in which a Freedom Fund may invest. In addition, the target date for combining Freedom Income and the Freedom Funds with target retirement dates has been delayed. Going forward, when the target asset allocation of a Freedom Fund with a target retirement date matches Freedom Income's target asset allocation (approximately ten to 15 years after the fund's retirement date), it is expected that the fund will be combined with Freedom Income and the fund's shareholders will become shareholders of Freedom Income.

The following disclosure supplements the similar disclosure found in the "Investment Details" section under the heading "Investment-Grade Fixed-Income Funds" on page 28.

Strategic Real Return Fund seeks real return consistent with reasonable investment risk.

FMR defines real return as total return reduced by the expected impact of inflation. In seeking real return, FMR expects to allocate the fund's assets among four general investment categories: inflation-protected debt securities, floating rate loans, commodity-linked notes and related investments, and REITs and other real estate related investments.

The fund's neutral mix, or the benchmark for its combination of investments in each category over time, is approximately 30% inflation-protected debt securities, 25% floating rate loans, 25% commodity-linked notes and related investments, and 20% REITs and other real estate related investments. FMR regularly reviews the fund's allocation and makes changes gradually over time to favor investments that it believes provide the most favorable outlook for achieving the fund's objective. By allocating investments across different types of securities, FMR attempts to moderate the significant risks of each category through diversification.

The floating rate loan category includes floating rate loans, many of which are lower quality, and other floating rate securities such as money market securities, repurchase agreements, and shares of money market and short-term bond funds. The inflation-protected debt category includes U.S. dollar-denominated inflation-protected debt securities such as those issued by the U.S. Treasury, inflation-protected debt securities issued by other U.S. Government agencies and instrumentalities and other entities such as corporations and foreign governments, mortgage and other debt securities, swaps, and futures. The commodity-linked notes and related investments category includes notes and other commodity-linked investments that seek to track all or part of the performance of an index chosen by FMR to represent the commodities market, as well as short-term investment-grade debt securities, and may also include swaps and futures. As of the fund's inception, FMR was using the Dow Jones AIG Commodity Index to represent the commodities market. The REIT and other real estate related investments category includes common and preferred stocks of REITs that either own properties or make construction or mortgage loans, mortgage securities, and other debt and equity securities of real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, with an emphasis on lower quality debt securities.

In buying and selling debt securities for the fund, FMR generally analyzes a security's structural features and current price compared to its long-term value. In selecting foreign securities, FMR's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. FMR may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. In buying and selling equity securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the fund's assets in debt securities by investing in other funds. FMR may invest in funds managed by an affiliate of FMR that do not pay a management fee and are offered to other Fidelity funds. The investment results of the portions of the fund's assets invested in these other funds will be based upon the investment results of those funds. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following disclosure supplements the similar disclosure found in the "Investment Details" section under the heading "Principal Investment Risks" beginning on page 30.

Floating Rate Loan Trading. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

FF-06-01L February 28, 2006
1.808379.104

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Commodity-linked instruments may react differently from other types of debt securities because the payment at maturity is based on the movement of all or part of the commodities index.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

Commodity-Linked Investing. The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying instruments or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.

The following information supplements the information found in the "Buying and Selling Shares" section beginning on page 34.

  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

The following information supplements the information found in the "Dividends and Capital Gain Distributions" section on page 38.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.